                                                                    EXHIBIT 99.2

                         (HEALTHCARE REALTY TRUST LOGO)


                                  NEWS RELEASE
--------------------------------------------------------------------------------

            Contact: Timothy G. Wallace, Executive Vice President and
                    Chief Financial Officer, (615) 269-8175


                        HEALTHCARE REALTY TRUST ANNOUNCES
                             FOURTH QUARTER RESULTS

         NASHVILLE, Tennessee January 24, 2002 -- Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the fourth quarter ended December 31, 2001. Revenues for the fourth quarter totaled $49.0 million, compared with the prior year's $47.6 million. Net income for the period was $20.1 million, or $0.45 per diluted common share, versus $18.0 million, or $0.41 per diluted common share, for the fourth quarter of 2000. Diluted funds from operations, comprised primarily of net income and depreciation from real estate, totaled $27.1 million for the fourth quarter ended December 31, 2001, compared with $26.1 million for the fourth quarter ended December 31, 2000. Funds from operations, per diluted common share, for the fourth quarter ending December 31, 2001 was $0.67, compared with $0.65 for the fourth quarter 2000.

         Revenues for the twelve months ended December 31, 2001 totaled $194.5 million compared with the prior year's $195.3 million. Net income for the twelve-month period was $79.9 million, or $1.81 per diluted common share, versus $79.8 million, or $1.82 per diluted common share, for the same period in 2000. Diluted funds from operations totaled $106.9 million for the twelve months ended December 31, 2001, compared with $105.7 million for the same period ended December 31, 2000. Funds from operations, per diluted common share, for the twelve months ended December 31, 2001 was $2.64, compared with $2.62 for the twelve months ended December 31, 2000.

         Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. The Company's portfolio is comprised of nine major facility types, located in 29 states nationwide, and operated pursuant to contractual arrangements with 65 healthcare providers. The Company has investments of approximately $1.6 billion in 245 real estate properties or mortgages, totaling approximately 11.5 million square feet. The Company provides property management or asset management services to more than six million square feet nationwide.

        The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter's operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty
     Trust for the year ended December 31, 2000. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.


                                     -MORE-

HR Reports Fourth Quarter Results
Page 2
January 24, 2002


                      HEALTHCARE REALTY TRUST INCORPORATED
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                               DECEMBER 31,                        DECEMBER 31,
                                       -----------------------------       -----------------------------
                                          2001              2000              2001              2000
                                       -----------      ------------       -----------      ------------
Revenues:
 Master lease rental income            $    24,909      $     25,022       $    99,962      $     97,238
 Property operating income                  17,928            15,659            67,750            62,400
 Straight line rent                          1,268             1,469             5,749             7,827
 Mortgage interest income                    3,540             4,628            17,254            22,755
 Management fees                               414               656             1,533             2,785
 Interest and other income                     938               206             2,290             2,333
                                       -----------      ------------       -----------      ------------
                                       $    48,997      $     47,640       $   194,538      $    195,338
                                       -----------      ------------       -----------      ------------
Expenses:
 General and administrative                  2,544             2,181            10,110             8,739
 Property operating expenses                 7,365             5,423            26,515            22,628
 Interest                                    8,751            10,561            38,110            42,995
 Depreciation                               10,327             9,990            40,823            38,994
 Amortization                                   74               164               303               513
 Provision for loss on investment               --             1,000                --             1,000
                                       -----------      ------------       -----------      ------------
                                       $    29,061      $     29,319       $   115,861      $    114,869
                                       -----------      ------------       -----------      ------------

Net income before net gain (loss)
on sale of real estate properties      $    19,936      $     18,321       $    78,677      $     80,469

Net gain (loss) on sale of real
estate properties                              211              (352)            1,210              (668)
                                       -----------      ------------       -----------      ------------

Net income                             $    20,147      $     17,969       $    79,887      $     79,801
                                       ===========      ============       ===========      ============

Net income per common share - Basic    $      0.46      $       0.41       $      1.84      $       1.85
                                       ===========      ============       ===========      ============

Net income per common share - Diluted  $      0.45      $       0.41       $      1.81      $       1.82
                                       ===========      ============       ===========      ============

Funds from operations - Basic          $    27,097      $     26,023       $   106,922      $    105,378
                                       ===========      ============       ===========      ============

Funds from operations - Diluted        $    27,097      $     26,094       $   106,922      $    105,653
                                       ===========      ============       ===========      ============

Funds from operations
     per common share - Basic          $      0.68      $       0.66       $      2.68      $       2.66
                                       ===========      ============       ===========      ============

Funds from operations
     per common share - Diluted        $      0.67      $       0.65       $      2.64      $       2.62
                                       ===========      ============       ===========      ============

Weighted average common
     shares outstanding - Basic         40,112,222        39,675,271        39,840,285        39,544,400
                                       ===========      ============       ===========      ============

Weighted average common
     shares outstanding - Diluted       40,693,569        40,408,944        40,463,158        40,301,409
                                       ===========      ============       ===========      ============


Healthcare Realty Trust maintains a website: www.healthcarerealty.com to provide general corporate, investor and financial information.


                                     -END-